UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 8, 2015 (September 3, 2015)

TCP CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2015, TCP Capital Corp., (“TCPC”) issued a press release announcing it has amended its $116 million revolving credit facility agented by Wells Fargo Securities, LLC (the “Revolver”) to extend the maturity date from July 31, 2016 to July 31, 2018. The interest rate for the Revolver was reduced from LIBOR plus 2.50% per annum to LIBOR plus 1.75% per annum through July 31, 2016. After July 31, 2016 through July 31, 2018, the interest rate on the Revolver will be LIBOR plus 2.50% per annum.

TCPC also announced that it exchanged its outstanding series A preferred, aggregate liquidation preference $100.5 million (the “Series A Preferred”) for $100.5 million in term debt agented by Wells Fargo Securities, LLC (the “Term Debt”).  The maturity date for the Series A Preferred was July 31, 2016. The maturity date for the Term Debt is July 31, 2018. The interest rate for the Series A Preferred was LIBOR plus 0.85% per annum. The interest rate for the Term Debt is LIBOR plus 1.75% per annum through July 31, 2016. After July 31, 2016 through July 31, 2018, the interest rate on Term Debt will be LIBOR plus 2.50% per annum. The Revolver and Term Debt are collectively referred to as the “Credit Facility”.

The description above is only a summary of the material provisions of the amendment to the Credit Facility and is qualified in its entirety by reference to copies of the form of Third Amendment to Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.01

Form of Third Amendment to Credit Agreement, dated as of September 3, 2015 entered into by and among Special Value Continuation Partners, a Delaware limited partnership, Wells Fargo Securities LLC (f/k/a Wachovia Capital Markets, LLC), as administrative agent and arranger, and various financial institutions, as lenders.

99.1	Press Release, dated September 8, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: September 8, 2015

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.01	Form of Third Amendment to Credit Agreement, dated as of September 3, 2015 entered into by and among Special Value Continuation Partners, a Delaware limited partnership, Wells Fargo Securities LLC (f/k/a Wachovia Capital Markets, LLC), as administrative agent and arranger, and various financial institutions, as lenders.

99.1	Press Release, dated September 8, 2015.

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